NASDAQ: FFCH
November 2009

Forward-looking Statements
The Private Securities Litigation Report Act of 1995 provides a "safe harbor" for certain forward-looking statements. This presentation contains forward-looking statements with respect to the Company’s financial condition, results of operations, plans, objectives, future performance or business. These forward-looking statements are subject to certain risks and uncertainties, including those identified below, which could cause future results to differ materially from historical results or those anticipated. The words "believe," "expect," "anticipate," "intend," "estimate," "goals," "would," "could," "should" and other expressions which indicate future events and trends identify forward-looking statements. We caution readers not to place undue reliance on these forward-looking statements, which is based only on information actually known to the Company, speak only as of their dates, and if no date is provided, then such statements speak only as of today.
There are a number important factors that could cause future results to differ materially from historical results or those anticipated, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; the accuracy of the results of our internal stress test and the assumptions we used to derive such results; results of examinations of us by the Office of Thrift
Supervision or the Federal Deposit Insurance Corporation or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; changes in premiums or claims that adversely affect our insurance segment; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; future legislative changes in the TARP Capital Purchase Program and other risks described elsewhere in the Company’s reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended
September 30, 2008, the Company’s quarterly reports on Form 10-Q, other documents and the prospectus supplement filed with the SEC on September 21, 2009.

Issuer:	First Financial Holdings, Inc.
Ticker / Exchange:	FFCH / NASDAQ (GSM)
Type of Offering:	Common Stock - Effective Shelf Registration
Transaction Size:	Approximately $75 million
Number of Shares:	Approximately 4,822,582
Use of Proceeds:	General Corporate Purposes
Recent Offering Summary

First Financial Holdings, Inc.
North Carolina
South Carolina
Burlington
Rock Hill
Union
Laurens
Winnsboro
Columbia
Florence
Conway
Wilmington
Sunset Beach
Myrtle Beach
Charleston
Ridgeland
Beaufort
Hilton Head Island

Corporate Profile
(1) As of October 31, 2009.
(2) Based on the average for the five fiscal years ending September 30, 2009
 • South Carolina’s “Most Convenient Bank”
 – $3.5 billion in Total Assets
 –      Headquartered in Charleston, SC; 65 banking offices (1)
 –      Now offering seven-day a week banking in Wilmington
 • Diversified business mix
 - Non-interest income approximates 37.9%
  of total revenue (2)
 - 13 insurance offices / 24 brokerage offices
 - Enhanced wealth management platform
 • Disciplined credit culture throughout
  75-year history
 - Recent enhancements to historically strong credit
 administration
 • Strategic April 2009 FDIC-assisted transaction
 - Cape Fear Bank, Wilmington, NC
 - 8 branches and $303.0 million in deposits
 - $28.9 mm Q3’09 gain and protection against future credit losses
 • Experienced management team
 - Important new hires
First Financial Holdings, Inc.
Retail Banking Offices (47) In-Store Offices (18) First Southeast Insurance Services (12) Kimbrell Insurance Group (1) First Southeast Investor Services (24)

Experienced Management Team
• Executive Officer and Director ownership equals 6.8% (1)
(1) Based on December 12, 2008 Company Proxy statement. Ownership includes common stock and options exercisable within 60 days
Name
Position
Age
Years of
Financial
Services
Experience
Relevant
Experience
A. Thomas Hood
President and Chief Executive Officer
63
37
Joined First Federal in 1975
R. Wayne Hall
Executive Vice President - Chief Financial Officer
59
23
EVP / CRO at Provident Bank
Joseph W. Amy
Executive Vice President - Chief Credit Officer
60
35
Credit positions at Mellon and
Fifth Third Bank
Charles F. Baarcke, Jr.
Executive Vice President - Chief Lending Officer - CRE
63
34
Joined First Federal in 1975
J. Dale Hall
Executive Vice President - Chief Lending Officer - C&I
61
39
Bank of America
John L. Ott, Jr.
Executive Vice President - Retail Banking
61
38
Joined First Federal in 1971

Highly Attractive Markets
Note: FDIC deposit data as of June 30, 2009
(1) Beaufort County, South Carolina
(2) FFCH Banking Markets consist of the 3 North Carolina and 7 South Carolina counties
(3) Weighted average based on FDIC deposit data as of June 30, 2009
Data Source: SNL Financial
2009-2014 Projected Household Growth Rate in Number of Households
9.54%
15.95%
17.76%
5.53%
4.05%
12.04%
12.20%
7.27%
8.66%
0%
15%

10%

15%
20%
Charleston
MSA
Wilmington
MSA
Mytrtle Beach
MSA
 Georgetown
Cty
 Florence
Cty
Hilton Head
All FFCH
Markets
SC
NC
(2)
(1)
645,729
359,383
264,423
62,931
132,947
157,963
1,623,376
4,524,760
9,370,242
8.31
%
14.66
%
16.22
%
4.08
%
3.04
%
11.64
%
11.00
%
6.10
%
8.13%
$51,624
$50,477
$46,996
$45,158
$45,101
$62,527
$51,132
$48,210
$51,418
5.41
%
4.07
%
4.10
%
6.12
%
5.81
%
1.16
%
4.56
%
4.74
%
4.31%
$9,555
$6,078
$5,570
$1,178
$2,127
$3,547
$28,199
$69,795
$303,455
$1,431
$326
$301
$92
$166
$97
$2,413
$2,088
$326
14.98
%
5.36
%
5.41
%
7.84
%
7.81
%
2.73
%
8.61
%
2.99
%
0.11%
2
7
10
5
5
14
4
7                              49
Population
Projected Population Growth
Median Household Income ($)
(3)
Projected Median HHI Growth
(3)
First Federal Deposits ($mm)
Market Share %
Market Share Rank
Total Deposits in Market ($mm)
4.79%
US Average

Market Share
Note: Dollars in millions
(1) Financial information as of June 30, 2009
Data Source: SNL Financial
• Market disruption is a key opportunity…
June '08
% of
Total
Total
Market
Market
Total
Charleston MSA
Headquarters
Assets
(1)
Deposits
Share
Share
Deposits
Total Deposit
1
Wells Fargo & Co.
San Francisco, CA
$
1,284,176
$
2,155

22.6
%
24.8
%
0.3%
Market=
2
First Financial Holdings, Inc.
Charleston, SC
3,607
1,431

15.0
13.4
59.3
$9,555
3
Bank of American Corp.
Charlotte, NC
2,254,394
1,268

13.2
13.4
0.1
4
Synovus Financial Corp.
Columbus, GA
34,350
624

6.5
6.6
2.3
5
First Citizens Bancorp.
Columbia, SC
7,099
510

5.4
5.7
6.5
6
Tidelands Bancshares Inc.
Mount Pleasant, SC
824
472

5.0
4.6
80.9
7
BB&T Corp.
Winston-Salem, NC
152,398
450

4.7
4.9
0.4
8
Carolina Financial Corporation
Charleston, SC
1,132
390

4.1
4.6
49.7
9
Southcoast Financial Corp.
Mount Pleasant, SC
520
361

3.7
4.2
100.0
10
South Financial Group, Inc.
Greenville, SC
12,588
260

2.7
2.5
2.7
Top 10 Institutions
$
7,921

82.9
%
84.7
%
June '09
June '09
June '09
June '08
% of
Total
Total
Market
Market
Total
Wilmington MSA
Headquarters
Assets
(1)
Deposits
Share
Share
Deposits
Total Deposit
1
BB&T Corp.
Winston-Salem, NC
$
152,398
$
1,632

26.9
%
26.2
%
1.5%
Market=
2
Wells Fargo & Co.
Charleston, SC
1,281,476
818

13.4
14.2
0.1
$6,078
3
First Citizens BancShares Inc.
Raleigh, NC
17,318
613

10.1
10.0
3.7
4
Bank of America, Corp.
Charlotte, NC
2,254,394
606

10.0
10.2
0.1
5
First Bancorp
Troy, NC
3,518
458

7.5
7.4
15.9
6
RBC Bancorporation
Raleigh, NC
29,938
412

6.8
5.9
2.2
7
First Financial Holdings, Inc.
Charleston, SC
3,607
326

5.4
7.5
13.5
8
Security Savings Bank SSB
Southport, NC
422
244

4.0
4.2
82.6
9
SunTrust Banks Inc.
Atlanta, GA
176,735
208

3.4
3.0
0.2
10
NewBridge Bancorp
Greensboro, NC
2,065
133

2.2
2.6
8.0
Top 10 Institutions
$
5,450

89.7
%
91.2
%
June '09

• Boeing Co. is building its second Dreamliner assembly line in North
 Charleston. With this announcement, South Carolina has landed one of the biggest economic development deals in recent history. Boeing will invest at least $750 million and create 3,800 full-time positions over seven years.
• Maersk Line, the largest ocean carrier, has signed a new five-year agreement with the Port of Charleston. Maersk Line is the largest line in the world, having 15 percent of the world’s market share. An economic development engine for the state, port operations facilitate
 260,800 jobs across South Carolina and nearly $45 billion in economic activity each year.
Recent Economic Developments

(1) Based on Cape Fear book balance as of April 10, 2009
Cape Fear Transaction
• On April 10, 2009, First Federal acquired certain of the assets and assumed certain of the liabilities of Cape Fear Bank in Wilmington, NC through an
 FDIC-assisted transaction
 – 8 branches in the NC counties of New Hanover, Pender and Brunswick
 – $387.0 million of loans; $303.0 million in deposits (1)
• Transaction terms
 – Deposit Premium: 1.0%
 – Asset Discount: $74.0 million
• Loss-sharing agreement and purchase accounting adjustments
 – Covered Assets: $395.4 million
 – Loss Threshold: $110.0 million with First Loss Tranche of $31.5 million
 – FDIC Indemnification Asset: $60.4 million (net of $8.7 million discount)
 – Total Fair Value Adjustment on Covered Assets: $113.4 million
 – Maximum First Federal exposure: $14.3 million
 – Pre-tax gain: $47.7 million ($28.9 million capital impact in Q2 ’09)

Cape Fear Transaction
• Integration milestones since April
 – Converted Cape Fear to First Federal’s system within 120 days
 – Grew customer deposits by approximately $75 million by September 30th
 – Hired 38-yr Bank of America veteran as EVP and CLO - C&I
 – Other key hires in banking, wealth management and brokerage
 – High employee retention
 – Consolidated branch network to six branches
 – Two new In-store Financial Centers opened in mid-October
• Long-term business opportunities
 – Significant market dislocation resulting from distracted competitors
 – Significant improvements in products and services in the Wilmington market
 ▪ Mortgage lending along coastal North Carolina
 ▪ Business lending, Insurance services, Brokerage / Trust services Wealth management

Loan Portfolio and Credit Quality

Thorough Credit Risk Management
• Credit analysis with 100% of loans underwritten internally
• Quarterly independent 3rd party loan reviews
 – 40% - 60% dollar coverage; sampling includes all loan types
• Further enhancing credit management process
 – New Chief Credit Officer hired September 1, 2009
 – Credit Policy revised June 2009 to implement more stringent underwriting guidelines, including dual signature approval
• Experienced loss mitigation team
 – Senior manager proactively coordinating loan workout strategies
 – Mortgage resolution support on 1-4 family
 – Problem Asset Review process to review action plans and monitor progress
• Establishment of Credit Risk Management Department
 – Central portfolio credit risk reporting
 – Portfolio concentration management

Loan Composition - September 30, 2009
Note: Dollars in millions
(1) Covered loans represent those acquired in the Cape Fear Bank FDIC-assisted transaction that are subject to a Loss-sharing Agreement with the FDIC
Loan Composition
Real Estate - Residential
Real Estate - Construction
Commercial Real Estate
Commercial Construction
Commercial Business
Land - Residential
Land - Commercial
Total Consumer
Non-
Covered
Covered
(1)
Total
% of
Portfolio
Real Estate - Residential
$
918
$
32
$
950
35.7%
Real Estate - Construction
32
9
41
1.5
Commercial Real Estate
343
92
435
16.3
Commercial Construction
46
7
53
2.0
Commercial Business
86
11
97
3.6
Land - Residential
132
37
169
6.4
Land - Commercial
107
24
131
4.9
Total Consumer
753
33
786
29.6
Home Equity
364
30
394
14.8
Manufactured Housing
244
--
244
9.2
Marine
77
--
77
2.9
Credit Cards
18
--
18
0.7
Other
50
3
53
2.0
Total Loans
$
2,417
$
245
$
2,662
100.0%

16%
2%
4%
6%
5%
30%
1%
36%

Loan Composition - September 30, 2009
Note: Dollars in thousands
(1) LTVs at time of origination
Real Estate -
Residential
Real Estate -
Construction
Commercial Real
Estate
Commercial
Construction
Commercial
Business
Land -
Residential
Land -
Commercial
Total
Consumer
Outstanding Balance
$
949,518
$
41,133
$
435,297
$
53,219
$
96,559
$
169,367
$
130,763
Average Loan Amount
140
302
367
1,086
49
157
699
Weighted Average LTV
(1)
69.2
%
75.1
%
57.2
%
65.2
%
31.4
%
73.4
%
66.4
%
LTV Distribution:
(1)
>=91%
14
%
3
%
2
%
2
%
11
%
6
%
5
%
80% to 90%
29
44
21
18
10
42
16
51% to 79%
35
48
41
59
11
37
57
=<50%
22
5
36
21
68
15
22
Fixed Rate
55
%
39
%
85
%
61
%
44
%
87
%
59
%
Variable Rate
45
61
15
39
56
13
41
Consumer
Home
Equity
Manufactured
Housing
Marine
Credit Cards
Other
Outstanding Balance
$
394,075
$
244,214
$
76,748
$
17,483
Average Loan Amount
59
38
17
--
Weighted Average LTV
(1)
24.6
%
84.8
%
75.0
%
--
LTV Distribution:
(1)
>=91%
--
39
%
30
%
--
80% to 90%
3
38
37
--
51% to 79%
9
18
17
--
=<50%
88
5
16
--
Fixed Rate
--
100
%
100
%
--
Variable Rate
100
--
--
100
$
785,885
27
34.9
%
15
%
18
11
56
54
%
46
$
53,365
5
16.6
%
5
%
8
6
81
41
%
59

Credit Quality - September 30, 2009
Note: Dollars in thousands
(1) Consists of 30-89 days past due loans
(2) Includes loans 90+ days past due but still accruing interest and nonaccrual loans
(3) Includes $121,000 of 90+ days past due loans
Total
Total
Total
ALLL /
YTD
YTD NCOs/
Portfolio
Delinquent
(1)
Nonaccrual
NPLs
(2)
% NPLs
ALLL
Loans
NCOs
Avg Loans
Real Estate - Residential
$
949,518
(3)
$ 13,603
$
19,820
$
19,820
2.09%
$
3,529
0.37
%
$
1,417
0.15%
Real Estate - Construction
41,133
662
4,448
4,448
10.81
2,688
6.53
3,877
6.47
Commercial Real Estate
435,297
4,249
6,795
6,795
1.56
11,305
2.60
320
0.09
Commercial Construction
53,219
--
2,284
2,284
4.29
1,931
3.63
--                          --
Commercial Business
96,559
586
678
678
0.70
4,585
4.75
3,384
3.00
Land - Residential
169,367
5,671
19,159
19,159
11.31
11,552
6.82
3,881
2.46
Land - Commercial
130,763
3,571
19,279
19,279
14.74
19,157
14.65
1,859
1.50
Consumer
Home Equity
394,075
2,231
5,466
5,466
1.39
4,687
1.19
4,319
1.17
Manufactured Housing
244,214
3,132
2,279
2,279
0.93
3,502
1.43
2,577
1.10
Marine
76,748
811
81
81
0.11
2,783
3.63
2,222
2.83
Credit Cards
17,483
224
--
121
0.69
1,056
6.04
813
4.88
Other
53,365
793
143
143
0.27
1,698
3.18
1,864
3.47
Total
$
2,661,741
$
35,533
$
80,432
$
80,553
3.03%
$
68,473
2.57
%
$
26,533
1.04%

Credit Quality - Peer Comparison
FFCH
Peer Median (2)
NPAs / Assets
NCOs / Average Loans
(1) Based on data available at 10/29/09 for the quarter ending September 30, 2009
(2) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
Data Source: SNL Financial
0.64%
2.14%
0.84%
2.92%
0.28%
0.21%
0.29%
0.26%
0.34%
2.99%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
FY-05
FY-06
FY-07
FY-08
FY-09
(1)
0.29%
0.22%
0.21%
0.37%
1.04%
0.14%
0.12%
0.17%
0.58%
1.25%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
FY-05
FY-06
FY-07
FY-08
FY-09
(1)

Credit Quality - SCAP Analysis
Note: Dollars in millions.
Represents the mid-point of the indicative loss rates under each scenario as per Board of Governors of the Federal Reserve System (2009) “The Supervisory Capital
Assessment Program: Overview of Results”
(1) Analysis assumes that FFCH’s exposure to potential losses from the Cape Fear transaction are covered by the fair value adjustments recorded in connection with the transaction; see Appendix page 34
Balance as of 12/31/08
Loan Type
 $MM
%
 %
$MM
 %
$MM
Commercial & Industrial
$95.6
4.0
3.5

6.5

SCAP-Baseline
SCAP-More Adverse
 (23.6)
$6.2
$3.3
CRE
Nonfarm, Non-residential
343.2

14.4
4.5

8.0

Construction
141.0

5.9
10.0

16.5

Multifamily
28.2

1.2
5.0

10.5

Subtotal CRE
512.4

21.6
6.0

10.5

First Lien Mortgages
1,026.5

43.2
5.5

7.8

Second/Junior Lien Mortgages
Closed-end Junior Liens
18.5

0.8
19.0

23.5

HELOCs
344.5

14.5
7.0

9.5

Credit Cards
16.8

0.7
14.5

19.0

Other Consumer
361.5

0.0
15.2
5.0

10.0

Other Loans
3.0
0.0

7.0

27.4

23.3

3.0

53.7

79.6

4.3

32.7

3.2

36.2
0.0

15.5

14.1

1.4

31.0

56.5

3.5

24.1

2.4

18.1
0.0

Total
$2,375.8
100.0
Losses as a % of 12/32/08 Gross Loans
Estimated Credit Losses as of December 31, 2008
Less: 1/1/09 - 9/30/09 Net Charge-Offs
Estimated Credit Losses on Legacy Portfolio (10/1/09 - 12/31/10)
(1)
$215.9
9.1%
$215.9
$192.3
$138.9
5.8%
$138.9
$115.3
 (23.6)

Credit Quality - SCAP Analysis
Note: Dollars in millions; FFCH financial information based on savings institution level data
(1) Analysis assumes that FFCH’s exposure to potential losses from the Cape Fear transaction are covered by the fair value adjustments recorded in connection with the transaction; see appendix 34
Management Assumptions
Q4'09
YTD
0.40%
0.15%
4.91%
6.47%
0.16%
0.09%
--
--
2.03%
3.00%
2.13%
2.46%
1.74%
1.50%
1.57%
1.17%
1.43%
1.10%
1.95%
2.83%
5.28%
4.88%
3.33%
3.47%
1.10%
1.04%
Estimated Credit Losses as of December 31, 2008
$109.0
Less: 1/1/09 - 9/30/09 Net Charge-Offs
 (23.6)
Estimated Credit Losses on Legacy Portfolio (10/1/09 - 12/31/10)
(1)
$85.4
Balance as of 12/31/08
Management Estimates
Loan Type
 $MM
 %
 %
$MM
Real Estate - Residential
882.9
$

37.2
%
1.0
%
9.2
$

Real Estate - Construction
68.0
2.9
13.0
8.8

Commercial Real Estate
314.5

13.2
4.8
15.2

Commercial Construction
39.4

1.7
5.3
2.1

Commercial Business
95.6

4.0
15.4
14.7

Land - Residential
145.8

6.1
8.3
12.1

Land - Commercial
107.0

4.5
18.7
20.1

Total Consumer
Home Equity
344.5

14.5
2.6
9.1

Manufactured Housing
227.7

9.6
3.0
6.8

Marine
79.9

3.4
6.8
5.5

Credit Cards
16.8

0.7
11.9
2.0

Other Consumer
53.8

2.3
6.7
3.6

Total Loans
2,375.8
$

100.0
%
4.6
%
109.0
$

Credit Quality - SCAP Analysis
Note: Dollars in thousands
(1) Targeted ALLL / Loans as of December 31, 2010 based on gross loans (HFI) as of June 30, 2009 reduced by the estimated credit losses under the SCAP Analysis
(2) Per management. Assumes Pretax, Pre-Provision Income is based on the following assumptions: Q4'09 is equal to Q3'09 actual ($20.4 million); FY 2010 equals $74.4 million; Q1'11 equals 1/4 of the FY 2010 estimate
(3) Based on Q3'09 impact
(4) Analysis assumes that the net proceeds from the capital raise plus $35.0 million of existing liquid assets at FFCH is downstreamed to First Federal
Assumptions:
Gross Proceeds
Net Proceeds
Targeted ALLL/Loans (12/31/10)
(1)
Pretax, Pre-provision Income
(2)
Effective Tax Rate
Quarterly TARP Preferred Dividend
(3)
Quarterly Common Stock Dividend per Share
Existing Liquid Assets Downstreamed
Management
Baseline
More Adverse
--                             --
       $92,707            $122,606            $199,574
Consolidated
Tangible Equity/Tangible Assets
7.2%
9.0%
9.1%
8.7%
7.4%
Tangible CommonEquity/Tangible Assets
5.4%
7.2%
7.3%
6.9%
5.6%
Thrift-Level
(4)
Tier 1 Core Capital Ratio (5%)
7.3%
9.9%
10.1%
9.6%
8.4%
Tier Risk-Based Capital Ratio (6%)
9.5%
13.4%
13.6%
12.9%
11.2%
Total Risk-Based Capital Ratio (10%)
10.8%
14.7%
14.8%
14.2%
12.4%
$35,000
Reported
$113,405
37.0%
$945
$0.05
Stress Test Analysis
$74,750
$69,828
2.00%
SCAP Analysis - Est Credit Losses
6/30/2009
Capital Raise
6/30/2009

(1) As of September 30, 2009
(2) FDIC-Insured financial institutions with assets between $1.0 billion and $10.0 billion
(3) Delinquency levels are for FFCH loans secured by 1-4 residential properties
Credit Quality - SCAP Analysis
% of
(1)
June 2009 Delinquencies
FFCH Loans
FDIC
(2)
FFCH
FFCH
30 to 89 Days
All loans secured by real estate
(3)
35.32
%
1.55
%
1.33
%
1.44
%
Construction, development and land
14.82
2.50
2.20
2.51
Nonfarm nonresidential
15.00
1.12
0.65
1.05
Multifamily residential real estate
1.35
2.04
0.23
0.20
Home equity loans
14.81
0.70
0.89
0.57
Other 1-4 family residential (seconds)
0.88
1.72
0.08
1.49
Commercial and industrial loans
3.63
1.01
1.12
0.61
Credit card loans
0.66
1.84
1.32
0.59
Loans to Individuals
Greater than 89 Days
13.53
2.09
1.21
1.22
All loans secured by real estate
(3)
35.32%
13.53
5.60
%
2.39%
0.69
2.09%
0.59
Construction, development and land
14.82
15.37
7.54
11.45
Nonfarm nonresidential
15.00
2.61
0.71
1.56
Multifamily residential real estate
1.35
5.68
1.53
1.55
Home equity loans
14.81
0.97
1.58
1.39
Other 1-4 family residential (seconds)
0.88
3.57
2.64
2.42
Commercial and industrial loans
3.63
2.35
0.69
0.70
Credit card loans
0.66
1.92
0.90
0.69
Loans to Individuals
1.22
September 2009 Delinquencies

Deposits and Investments

Deposit Mix - September 30, 2009
Note: Dollars in thousands
Deposit Mix
• Utilize Brokered CD market when cost-
 efficient
• Liquid loan portfolio provides borrowing
 capacity
Non-interest Bearing
Interest Bearing
Statement
Money Market
Customer CDs
Brokered - CDARs
Brokered - Others
Balance
Weighted
Average
Rate
Non-interest Bearing
$
190,159                          --
Interest Bearing
337,636
0.46%
Statement
154,342
0.45
Money Market
344,220
0.93
Customer CDs
1,031,572
2.52
CDARs
76,353
1.51
Others
169,329
1.88
Brokered
245,682
1.77
Total Deposits
$
2,303,611
1.55%

15%
45%
3%
7%
7%
8%
15%

Core Deposit Initiatives
• South Carolina’s “Most Convenient Bank”
 – Seven-day a week banking
 – Extended banking hours
 – Member of nationwide surcharge-free ATM network
• Innovative deposit products and services
 – Moolah Checking
 – In-school banking programs
• Multiple distribution channels
 – 18(1) in-store financial centers
 • Approximately 60% of all new checking account openings
 • In-store average annual checking account growth of 24% (2)
 – Internet banking capabilities
 – Introducing mobile banking in calendar Q4’09
• Deposit-linked compensation
 – All customer-relationship employees company wide
(1) As of October 31, 2009
(2) Average annual growth from September 2004—September 2009

Investment Portfolio - September 30, 2009
Note: Dollars in millions
(1) Below Investment grade or not rated
(2) Credit rating balances based on market value, not book
(3) Excludes FHLB stock
• 54% fixed / 46% variable
• Tax equivalent yield: 5.28%
• Weighted average life to call/repricing: 4.2 years; Modified duration: 2.8 years
• Private label / CMO
 – 2003-2005 vintages. All but 4 securities are in super senior or senior tranches (4 are in mezzanine)
• Bank trust preferred CDOs
 – <$1 Million; all are in mezzanine tranche
Below
Investment
Amortized
Cost
Market
OCI
OTTI
AAA
AA
A
BBB
Grade
Private Label/CMO
$
342.2
$
351.4
$
5.6
($0.8)
$
227.5
$
15.2
$
24.9
$
52.7              $  31.0
$
100% Bank Trust Pref CDO
9.2
5.6
(2.2)
(3.7)                                                                                                                     5.6
Corporate
7.6
6.2
(0.9)
1.0
1.4                    3.8
Agency MBS
114.5
117.3
1.7
Agency CMO
10.1
10.4
0.2
Treasury/Agency
2.2
2.2
Municipal
(2)
21.8
22.0

0.7
7.0
11.1
3.8                    2.1
Total
(3)
$
507.6
$
515.1
$
4.4
($4.5)
$
228.2
$
22.2
$
37.0
$
57.9
$  42.5

Financial Results

$26,225
$27,629
$25,072
$22,638
$45,651
$47,744
$45,611
$53,936
$66,731
($2,631)
($10,000)
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
FY-05
FY-06
FY-07
FY-08
(1)
History of Strong Financial Performance
Note: Dollars in thousands, except per share data
(1) Items are shown pre-extraordinary gain of $28.9 million
Net Income - Common Shareholders
Pretax, Pre-Provision Earnings
FFCH Diluted EPS	$ 2.09	$ 2.27	$ 2.07	$1.94	($0.22)
(1)
FY-09
463
Net Income
Pre-TARP
Dividend
(1)

3.36%
3.08%
3.24%
3.48%
3.56%
3.35%
3.23%
3.35%
3.32%
3.28%
3.47%
3.65%
3.61%
3.57%
3.48%
3.64%
4.16%
3.99%
3.77%
4.18%
4.17%
3.92%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
FY-05
FY-06
FY-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
FFCH
Peer Median (2)
(1)
Net Interest Margin
• Historically stable NIM driven by strong asset / liability process
• Improving trends due to lower cost of funds and Cape Fear transaction
• Future upside due to greater pricing power and C&I lending strategy
(1) Based on data available at 10/29/09 for the quarter ending September 30, 2009
(2) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
Data Source: SNL Financial
FY-08
FY-09

Non-Interest Income
Note: Dollars in thousands
(1) Based on the average for the five fiscal years ending September 30, 2009
• Non-interest income / total revenue = 37.9% (1)
• FY 2009 decline: economic factors impacting businesses + higher NIM
• Future initiatives: Expanding insurance business in Wilmington and enhanced wealth management platform franchise-wide
$49,245
$51,955
$53,284
$62,901
$54,261
39.5%
39.2%
39.1%
40.8%
30.8%
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
FY-05
FY-06
FY-07
FY-08
FY-09
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
Non-Interest Income
% of Total Revenue

Fee Based Services
Note: Dollars in thousands
FY 2009
FY 2008
Deposit Service Charges
Mortgage
Insurance
Trust/ Brokerage Fees
Credit Card

12%
6%
1%
40%
41%

38%
14%
5%
1%
42%
2005
2006
2007
2008
2009
FY
FY
FY
FY
FY
Commissions on Insurance
$
20,012
$
20,792
$
22,046
$
24,830
$
24,666
Deposit Service Charges and Fees
16,794
20,266
21,566
23,901
22,501
Mortgage Banking Income
4,384
4,989
4,255
7,456
8,070
Trust / Brokerage Fees
3,356
3,607
3,628
3,896
3,032
Credit Card Fee Income
658
759
796
858                 802
Total Fee Income
$
45,204
$
50,413
$
52,291
$
60,941
$
59,071
Total Non-Interest Income
$
49,245
$
51,955
$
53,284
$
62,901
$
54,261

Note: Dollars in thousands
(1) Bank Insurance and Securities Association, November 2008
(2) Based on insurance commissions for the twelve months ending September 30, 2009
Insurance Operations
• Successful acquiror of well-respected, highly-profitable Southeastern insurance agencies
• Ranked 4th nationally for contribution of insurance operations to total net income (1)
• Major carriers represented: Allstate, Auto-Owners, Hartford, Selective, Travelers
• 51% P&C - Commercial; 33% P&C - Personal; 16% Life & Health (2)
Insurance Rev./ Non-Int. Inc.	40.6%	40.0%	41.4%	39.5%	45.5%
$
20,012
$
20,792
$
22,046
$
24,830
$
24,666
14.0%
16.1%
16.2%
15.9%
15.5%
$
0
$
10,000
$
20,000
$
30,000
FY-05
FY-06
FY-07
FY-08
FY-09
0.0%
5.0%
10.0%
15.0%
20.0%
Insurance Revenues
% of Total Revenues

• Deliver Banking, Brokerage, Insurance, Trust and 401K services
• Mass / Select affluent ($100,000 - $2 million of investable assets) - target market aligning delivery capabilities with market demographics
• Planned future enhancement of capabilities to capture additional opportunities in the Select Affluent space (above $2 million)
• Client-centric advisory-driven sales model - team approach
• Concierge level service leveraging the historic legacy and reputation of the First
 Federal brand
Enhanced Wealth Management Platform

Efficiency Ratio
FFCH Consolidated
63.8
%
64.7
%
67.2
%
64.3
%
59.6%
Peer Median
(2)
62.3
62.2
63.6
68.5
64.7
Efficiency Ratio
Note: Financial information based on respective companies’ fiscal year-end dates
(1) Based on data available at 10/29/09 for the quarter ending September 30, 2009
(2) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
Data Source: SNL Financial
• Cost savings initiatives have benefited FFCH in the challenging operating environment
63.8%
64.7%
67.2%
57.9%
58.5%
61.2%
58.5%
52.2%
59.6%
64.3%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
FY-05
FY-06
FY-07
FY-08
FY-09
Bank Only
Consolidated
(1)

Investment Highlights
• Proven management team with a meaningful ownership position
• Diversified income stream and balance sheet
• Long-term attractive banking markets
• Attractive expansion opportunities in banking and insurance businesses
• Exceptional “You’re First” customer service and convenience
• Core deposit growth
• Effective management of interest-rate risk
• Opportunities in C&I lending and wealth management

Appendix

FFCH
Potenital
FFCH
Exposure
Losses ($mm)
Losses
First Loss Tranche
100
%
$0 - $31.5
$
31.5
Up to Loss Threshold
20
31.5 - 110
15.7
> Loss Threshold
5
110 - 395
14.3
$
61.5
vs.
Total FV Marks
$
113.4
Cape Fear Transaction
Note: Dollars in thousands; balances as of April 10, 2009
(1) Under FAS 141, fair value discount for performing loans represents interest mark only
Covered Assets:
$395,444
OREO
Performing
Loans
SOP 03-3
Impaired
Loans
Loans
Cape Fear Book Balance
$
8,625
Fair Value Adjustment
(1,083)
Fair Value
$
7,542
Contractual Balance
$
386,819
Contractual Balance
$
216,173
$
170,646
Fair Value Discount
(1)
(12,116)
(85,343)
Accretable Yield (SOP 03-3)
--
(10,713)
Allowance for Loan Losses
(4,132)
--
Fair Value of Loans Acquired, Net
$
199,925
$
74,590
$
274,515

Consumer Lending
Home Equity Loans
Manufactured Housing
• Average LTV is 70% for second position
 equity lines where another lender holds
 the first (1)
• 100% variable rate (prime-based)
• Average line amount = $81,498
• Average home value = $327,535 (1)
• 30-day or more delinquency rate = 1.95%
• 100% in-market originations
• 100% fixed rate
• Average loan balance = $38,190
• Average rate = 9.26%
• 30-day or more delinquency rate= 2.22%
• State of Origin:
(1)Measured at the time of origination
Net Charge-Offs / Average Loans
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
Home Equity
0.03
%
0.01
%
0.04
%
0.34
%
1.17%
Manufactured Housing
1.77
%
1.27
%
0.98
%
0.93
%
1.10%

SC
63
%
FL
15
NC
12
GA
7
Other
3

Credit Quality - Recent Trends
Note: Dollars in thousands
First Federal Savings and Loan
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Delinquent + Nonaccrual
Real Estate - Residential
$
$
16,458
$
20,773
$
30,893
$
34,520
$
33,423
%
1.86
%
2.35
%
3.50
%
3.71
%
3.52
%
Real Estate - Construction
$
$
8,842
$
12,471
$
10,870
$
7,785
$
5,110
%
12.56
%
18.35
%
19.26
%
13.71
%
12.42
%
Commercial Real Estate
$
$
1,722
$
3,243
$
5,534
$
6,076
$
11,045
%
0.56
%
1.03
%
1.72
%
1.77
%
2.54
%
Commercial Construction
$
--
$
2,236
$
2,242
$
2,265
$
2,284
%
5.68
%
5.40
%
4.77
%
4.29
%
Commercial Business
$
$
1,026
$
2,753
$
1,565
$
1,922
$
1,264
%
1.14
%
2.88
%
1.68
%
0.98
%
1.31
%
Land - Residential
$
$
7,817
$
13,997
$
14,035
$
16,199
$
24,830
%
5.33
%
9.60
%
9.79
%
8.63
%
14.66
%
Land - Commercial
$
$
458
$
1,082
$
5,918
$
13,747
$
22,850
%
0.45
%
1.01
%
5.49
%
11.56
%
17.47
%
Home Equity
$
$
5,296
$
8,504
$
7,979
$
9,748
$
7,697
%
1.63
%
2.47
%
2.24
%
2.47
%
1.95
%
Manufactured Housing
$
$
5,194
$
5,460
$
4,209
$
5,200
$
5,411
%
2.32
%
2.40
%
1.81
%
2.18
%
2.22
%
Marine
$
$
1,046
$
1,625
$
804
$
1,161
$
892
%
1.25
%
2.03
%
1.03
%
1.49
%
1.16
%
Credit Cards
$
$
329
$
397
$
382
$
377
$
224
%
2.04
%
2.36
%
2.37
%
2.22
%
1.28
%
Other
$
$
535
$
1,080
$
601
$
829
$
935
%
0.94
%
2.01
%
1.17
%
1.47
%
1.75
%
Total
$
48,723
$
73,621
$
85,032
$
99,829
$
115,965

Credit Quality - Recent Trends
Note: Dollars in thousands
(1) NCOs / Loans percentages calculated on an annualized basis
First Federal Savings and Loan
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Net Charge-offs / Loans
(1)
Real Estate - Residential
$
$
259
$
75
$
167
$
232
$
943
%
0.12
%
0.03
%
0.08
%
0.10
%
0.40
%
Real Estate - Construction
$
$
286
$
99
$
1,205
$
2,005
$
569
%
1.63
%
0.58
%
8.54
%
12.76
%
4.91
%
Commercial Real Estate
$
--
--
$
119
$
35
$
166
%
--
--
0.15
%
0.04
%
0.16
%
Commercial Construction
$
--
--
--
--
--
%
--
--
--
--
--
Commercial Business
$
$
219
$
654
$
1,130
$
946
$
654
%
0.98
%
2.74
%
4.86
%
2.77
%
2.03
%
Land - Residential
$
--
$
256
$
387
$
2,282
$
955
%
--
0.70
%
1.08
%
5.82
%
2.13
%
Land - Commercial
$
--
--
--
$
1,313
$
546
%
--
--
--
3.36
%
1.74
%
Home Equity
$
$
164
$
170
$
1,446
$
1,153
$
1,549
%
0.20
%
0.20
%
1.62
%
1.18
%
1.57
%
Manufactured Housing
$
$
668
$
448
$
654
$
609
$
866
%
1.20
%
0.79
%
1.13
%
1.03
%
1.43
%
Marine
$
$
174
$
654
$
808
$
383
$
377
%
0.83
%
3.27
%
4.15
%
1.97
%
1.95
%
Credit Cards
$
$
225
$
208
$
164
$
214
$
228
%
5.58
%
4.96
%
4.07
%
5.14
%
5.28
%
Other
$
$
256
$
369
$
723
$
318
$
454
%
1.80
%
2.74
%
5.63
%
2.31
%
3.33
%
Total
$
2,251
$
2,933
$
6,803
$
9,490
$
7,307

ATLANTIC
Acceptance Corp.
KINGHORN
Insurance Services, Inc.
The KIMBRELL
Company, Inc.
FIRST SOUTHEAST
Insurance Services, Inc.
FIRST SOUTHEAST
Investor Services, Inc.
SOMERS-PARDUE
Insurance Services
JOHNSON
Insurance Associates, Inc./
Benefit Administrators, Inc.
AMERICAN
Pensions, Inc.